BUSE INVESTOR HIGHLIGHTS May 7, 2024

Investor Highlights | First Busey Corporation | Ticker: BUSE | 2

Overview of First Busey Corporation (NASDAQ: BUSE)

Busey
FIRST BUSEY CORPORATION

155+ YEARS

155+ year old financial institution headquartered in Champaign, IL

BuseyBANK
Business Banking
Personal Banking

Busey WEALTH MANAGEMENT
Wealth Management

firstech
Payment Tech Solutions

Regional operating model serving four regions


CHICAGO
PEORIA
CHAMPAIGN
ST. LOUIS
INDIANAPOLIS
FT. MYERS
IN
IL
MO
FL
Northern (IL)
Central (IL/IN)
Gateway (MO/IL)
Florida
M&M Bank[1]

AMONG THE BEST

Forbes WORLD'S BEST BANKS | Forbes AMERICA'S BEST BANKS | American Banker 2023 Best Banks to Work For | Best Places to Work IL 2023 | Pensions & Investments Best Places to Work in Money Management 2023 | Best Places to Work in Indiana | Florida Trend Best Companies to Work For in Florida 2023 Winner | SBM Small Business Monthly Best Large Bank

BuseyBANK	Busey WEALTH MANAGEMENT	firstech
$11.9 Billion *Assets* [2]	**$12.8 Billion** *Assets Under Care*	**$11 Billion** *LTM Payments Processed*
$372.7 Million *LTM Revenue* [3]	**$58.6 Million** *LTM Revenue* [4]	**$23.1 Million** *LTM Revenue* [5]

[1] Pro Forma locations reflect acquisition of Merchants & Manufacturers Bank Corp. Acquisition closed 4/1/24, anticipated to merge banks in June 2024
[2] Consolidated | [3] Busey Bank segment, excluding Wealth Management & FirsTech; excludes intracompany eliminations and consolidations | [4] Wealth Management segment
[5] FirsTech segment, excludes intracompany eliminations

Investor Highlights | First Busey Corporation | Ticker: BUSE | 3

Forging the Franchise

1868
Busey Brothers & Company Bank opens its doors on January 13 in Urbana, IL.

2007
First Busey and Main Street Trust finalize MOE in July - Main Street President & CEO Van A. Dukeman is named President & CEO of the combined institution.

Busey
Assets: $2.5B
AUC: $2.6B

Main Street
Assets: $1.5B
AUC: $2.2B

2015
Acquisition of Herget Bank in the Peoria MSA closes in January.

Herget
Assets: $0.3B
AUC: $0.2B
110 year-old institution

2016
BUSE expands into a major metro market – the acquisition of Pulaski Bank of St. Louis closes in April.

Pulaski
Assets: $1.5B
94 year-old institution

2017
First Community Financial Partners acquisition closes in July, giving BUSE reach into Chicagoland. Sean Gallagher joins the company via FCFP.

First Community
Assets: $1.3B

BUSE enhances presence in Peoria with the acquisition of South Side Bank in October.

South Side
Assets: $0.7B
AUC: $0.6B
95 year-old institution

2019
BUSE closes the acquisition of Bank of Edwardsville in January with operations focused on the IL-side of the St. Louis MSA.

Bank of Edwardsville
Assets: $1.7B
AUC: $1.5B
150 year-old institution

BUSE enhances its wealth-led operations in Florida by acquiring Investors' Security Trust in August.

Investors' Security Trust
AUC: $0.5B

Jeff Jones joins as CFO.

2020
Following a period of significant growth in services and geographic footprint, the regional operating model is officially launched.

Chief Risk Officer Monica Bowe joins and begins building a risk management infrastructure positioned for future growth.

2021
BUSE crosses $10B threshold by expanding into the Northern suburbs of Chicago, closing acquisition of Glenview State Bank in May.

Glenview State Bank
Assets: $1.4B
AUC: $1.3B
100 year-old institution

During 3Q, Jeff Burgess, President of Wealth Management joined.

Finalized consolidation of one-third of our branch network.

2022
Regional Operating Model begins to propel franchise, with a record year of loan growth and record year of AUC gross new inflows.

During 2Q, Joe Sheils joins as President of Consumer & Digital Banking.

2023
Steadily managed through Mar. 2023 banking industry turmoil, with minimal deposit attrition showing stability of our deposit franchise.

Record year for FirsTech revenue.

2024
On April 1, completed acquisition of M&M Bank Corp., adding their niche life equity lending products and further expanding footprint in the Chicago MSA.

Merchants & Manufacturers
Assets: $0.5B
New lending vertical

Total Assets ($B) | Total Wealth AUC ($B): $13, $12, $11, $10, $9, $8, $7, $6, $5, $4, $3


IL
IN
FL
2007


IL
IN
MO
FL
2017


IL
IN
MO
FL
2024

Note: Total Assets and AUC for acquired institutions are as of acquisition close date

4 4Investor Highlights First Busey Corporation | Ticker: BUSE $7.94 $20.86 2010 Q1 2011 Q1 2012 Q1 2013 Q1 2014 Q1 2015 Q1 2016 Q1 2017 Q1 2018 Q1 2019 Q1 2020 Q1 2021 Q1 2022 Q1 2023 Q1 2024 Q1 $5 $10 $15 $20 $25 Fortress Balance Sheet at Attractive Valuation Price Per Share $23.72 Market Cap $1.3B Dividend Yield 4.0% Price/TBV 1.4x Price/2024E 3 11.6x Mar--23 Jun--23 Sep--23 Dec--23 Mar--24 $16 $18 $20 $22 $24 $26 $ in millions 2022 2023 2024 YTD Total Assets $12,337 $12,283 $11,887 Total Loans $7,726 $7,651 $7,588 Total Deposits $10,071 $10,291 $9,960 Total Equity $1,146 $1,272 $1,283 Total Wealth AUC $11,062 $12,137 $12,763 NPA/Assets 0.13% 0.06% 0.15 % Net Interest Margin 1 2.84% 2.88% 2.79 % Adj. Nonint. Income % of Total Revenue 1 28.5% 28.1% 30.9 % Adj. PPNR ROAA 1 1.44% 1.41% 1.29 % Adj. ROAA 1 1.06% 1.03% 0.89 % Adj. ROATCE 1 15.99% 15.03% 11.56 % BUSE Stock 2Financial Highlights 1 Non-GAAP calculation, see Appendix | 2 Market Data for BUSE updated to close on 5/3/24, per Nasdaq | 3 Based on consensus median net income of covering analysts as of 5/3/2024 4 Selected peers based in BUSE's current operating regions include: WTFC, ONB, ASB, CBSH, SFNC, HTLF, FRME, FFBC, SBCF, EFSC, BY, SRCE, SYBT, HBNC, MSBI, FMBH, MOFG, LKFN, OSBC 5 All metrics as of 3/31/24 except for Core Deposits/Total Deposits which is as of 12/31/23, as not fully reported by peer group until 10-Q filings | 6 1-year total shareholder return from 5/3/24; median 1-year TSR of peer group is used for Selected Regional Peers and Proxy Peers | 7 TBV per share as reported in quarterly filings with add-back of after-tax AOCI at each period-end +7.0% CAGR 1-Year Total Shareholder Return ⁶ +42.5% +34.7% +30.5% +28.3% +28.2% BUSE KRE Selected Regional Peers⁴ Proxy Peers KRX BUSE Tangible Book Value / Share (ex-AOCI) 7

5 5Investor Highlights First Busey Corporation | Ticker: BUSE One Busey ▪ Focus on leaning on the power of commercial, wealth, and payment tech to promote a broad set of solutions to well-capitalized individuals and the companies they own & operate ▪ This consistent go-to-market strategy provides ample opportunities for building a holistic customer relationship and accelerating organic growth ▪ Incentives are fully aligned to promote a cohesive sales structure across all products ▪ Relationship managers are equipped with knowledge to provide service excellence for every solution the enterprise offers ▪ Business Leadership Development Institute that trains selected new hires on a 24-month track of Commercial Banking & Wealth Management $11.9 Billion Total Assets Revenue LTM 1 $372.7 Million Loan-to-Deposit Ratio 76.2% As of 3/31/24 1 Busey Bank segment, excluding Wealth Management & FirsTech; excludes intracompany eliminations and consolidations

Investor Highlights | First Busey Corporation | Ticker: BUSE | 6

Regional Operating Model

- Enterprise-wide sales structure is organized by region – bringing the complete Busey experience to each community through local leadership and autonomy
- This regional operating model is built to deliver the customer experience of a smaller community bank with all the efficiencies, products, technology and resources of the nation's largest banks – uniquely consolidating our strengths for the benefit of our clients
- Each region has their own dedicated regional teams – the regional presidents have full responsibility for the P&L of their region

Other financial institutions have competing components by segment – our regionalization plan broadens the view for each business segment and increases collaboration. Expertise is leveraged across teams – because everyone shares in the success


REGIONAL INCENTIVE PLAN
WEALTH MANAGEMENT
• Fee Income
TREASURY MANAGEMENT
• Fee Income
• Referrals
PRIVATE CLIENT
• Referrals
FIRSTECH
• Referrals
COMMERCIAL BANKING
• Cost of Deposits
• New Loan & Deposit Balances
• Loan Fees
• Referrals
• Interest Income on Loans
• Credit Cost Adjustment

Regions	**Central** *Central IL, Joliet, Indiana*	**Gateway** *St. Louis MSA*	**Northern** *Chicago suburbs*	**Florida** *Southwest Florida*
As of 3/31/24				
Deposits	$5.3 billion	$2.4 billion	$1.8 billion	$0.5 billion
Loans	$3.2 billion	$1.9 billion	$2.1 billion	$0.4 billion
AUC	$9.0 billion	$1.5 billion	$1.2 billion	$1.1 billion

Note: Regions do not include Merchants & Manufacturers Bank ($0.4B loans, $0.4B deposits). Acquisition closed 4/1/2024 and bank merger anticipated to be completed in June 2024

7 7Investor Highlights First Busey Corporation | Ticker: BUSE Fully Integrated Wealth Platform $12.8 Billion Assets Under Care Revenue LTM 1 $58.6 Million PT Margin LTM 42.5% As of 3/31/24 ▪ Uniquely positioned with ability to provide comprehensive solutions similar to larger advisory firms while maintaining the tailored, client-focused approach of boutique investment firms ▪ Bank + Wealth partnership allows us to better keep customer funds inside our overall ecosystem depending on client needs ▪ Our fully internalized investment team continues to produce excellent returns, focused on long-term outperformance of benchmarks INVESTMENT MANAGEMENT ▪ Preserving and growing wealth with enhanced asset allocation & tax efficient strategies PERSONAL SERVICES ▪ Family Office ▪ High Net Worth ▪ Mass Affluent and Emerging Wealth INSTITUTIONAL SERVICES ▪ Retirement Plans ▪ Corporations & Municipalities ▪ Foundations and Endowments ▪ Not-for-Profit Organizations Wealth Client Segments TAX PLANNING & PREPARATION ▪ Deduction maximization, capital event planning, tax-advantaged savings & investment strategies FIDUCIARY ADMINISTRATION ▪ Trust services, estate planning, and philanthropic advisory PRIVATE CLIENT ▪ Concierge banking with one point of contact that coordinates all banking needs AG SERVICES ▪ Farm management and brokerage RETIREMENT PLANNING ▪ Goal-based advisory including life insurance, long-term care, executive stock option strategies Comprehensive and Integrated Core Capabilities to Serve Personal & Institutional Clients 1 Wealth Management segment

8 8Investor Highlights First Busey Corporation | Ticker: BUSE $14.9 $14.7 $14.4 $13.8 $15.7 $6.4 $6.5 $6.3 $5.6 $6.6 42.8% 44.1% 43.8% 40.3% 41.9% Revenue Pre-Tax Net Income Pre-Tax Profit Margin 2023 Q1 2023 Q2 2023 Q3 2023 Q4 2024 Q1 $11,208 $11,478 $11,548 $12,137 $12,763 2023 Q1 2023 Q2 2023 Q3 2023 Q4 2024 Q1 ▪ Assets Under Care (AUC) of $12.8 billion, a QoQ increase of $0.6 billion and a YoY increase of $1.6 billion, or +13.9% ▪ 1Q24 Wealth segment revenue of $15.7 million, the second-best quarterly revenue in company history, a YoY increase of +5.3% ▪ Pre-tax net income of $6.6 million in 1Q24, a YoY increase of +2.9% ▪ Pre-tax profit margin of 41.9% in 1Q24 and 42.5% over the last twelve months ▪ Substantial growth in assets under care during 1Q24 was the result of both market appreciation and net new asset generation 1 Wealth Management segment $ in millions $ in millions Wealth Management Quarterly Trends Assets Under Care Wealth - Revenue and Pre-tax Income 1 $14.9 $14.7 $14.4 $13.8 $15.7 Trust Brokerage Tax Planning Estate Settlement Ag Services Other 2023 Q1 2023 Q2 2023 Q3 2023 Q4 2024 Q1 Wealth Revenue 1 Composition $ in millions

Investor Highlights | First Busey Corporation | Ticker: BUSE | 9

FirsTech Story

firstech
As of 3/31/24

$11 Billion Payments Processed LTM

41 Million Transactions Processed LTM

$23.1 Million Revenue LTM [1]

- Founded in 1984 as a lockbox processing facility that has evolved into eLockbox, now providing online banking & bill payment for customers 40 years after founding
- Initially acquired as part of First Decatur Bancshares acquisition completed in March 2000
- In 2009, FirsTech became a wholly-owned subsidiary of Busey Bank

Key Leadership

Humair Ghauri
President & CEO, FirsTech
EVP of Technology, Busey Bank

Joined FirsTech and Busey in 2020, leading the organization's Products & Technology efforts. In 2023, Humair moved into the role of President & CEO with FirsTech and EVP of Technology at Busey Bank. Mr. Ghauri is a proven executive leader with 20+ years of experience building and leading high growth products and technology organizations. Humair's tenure includes working with CareerBuilder, ADP, Skillsoft and Oracle.

Payments Segments

Traditional Receivables (lockbox, eLockbox)

Electronic Payments (online, mobile, interactive voice response, etc.)

Merchant Services (point of sale, online)

Revenue Growth [1]


+37.1%
$16.6 million
$19.7 million
$21.8 million
$22.8 million
2020
2021
2022
2023

1Q24 revenue of $6.0 million was the highest quarterly revenue in company history

[1] Revenue equates to all revenue sources tied to FirsTech and excludes intracompany eliminations

Investor Highlights | First Busey Corporation | Ticker: BUSE | 10

FirsTech Priorities

FirsTech is poised to build on its technology expertise to deepen relationships with existing FirsTech and Busey Bank clients as well as create innovative solutions to grow the business

- **Strengthen collaboration with Busey Bank**, building on existing relationships to expand delivery of FirsTech capabilities, increasing revenue through deeper Busey customer penetration
- **Expand and refine profitable core products** (merchant services, traditional receivables, electronic payment services), clarifying marketing messaging and growing revenue opportunities
- **Increased focus on profitability** through the continued migration to merchant processor providing better economics for FirsTech and our customers, while also reviewing enterprise contracts and cost structures to improve margins relative to services provided
- **Innovate in the consumer platform** to continue enhancements of our configurable SaaS platform for financial institutions and enterprise customers

Focused on innovating to double-digit annual growth and $50 million in annual revenue

Investor Highlights | First Busey Corporation | Ticker: BUSE 11

Fortress Balance Sheet

Busey FIRST BUSEY CORPORATION As of 3/31/24

17.9%	13.4%	96.7%
Total Capital Ratio	*CET1 Ratio*	*Core Deposits / Total Deposits*

High Quality, Resilient Loan Portfolio

- Diversified portfolio, conservatively underwritten with low levels of concentration
- Non-performing (0.15% of total assets) and classified assets (7.2% of capital[1]) both remain low
- Reserves remain above initial Day 1 CECL coverage of 1.06%: ACL/Loans: 1.21% | ACL/NPLs: 522%
- 100 / 300 Test: 31% C&D | 200% CRE-I
- Minimal office CRE-I located in metro central business districts; substantial majority of office properties are in suburban locations and 41% of the office CRE-I portfolio is medical office
- LTM Net Charge Offs / Average Loans of 0.09%

Strong Core Deposit Franchise & Ample Liquidity

- Robust holding company and bank-level liquidity
- Strong core deposit franchise
  - 76.2% loan-to-deposit ratio, 96.7% core deposits[2]
  - 28.0% of total deposits are noninterest-bearing
  - Low level of estimated uninsured & uncollateralized deposits[3] at 29% of total deposits at 3/31/24
- Cash & Equivalents + Available-For-Sale Securities carrying value represents 86% of estimated uninsured & uncollateralized deposits[3]
- Substantial sources of available off-balance sheet contingent funding totaling $4.1 billion, representing an additional 1.4x coverage of estimated uninsured & uncollateralized deposits[3] at 3/31/24
  - Untapped borrowing capacity ($4.1 billion in aggregate): $2.0 billion with FHLB, $0.6 billion with FRB discount window, $0.5 billion with Unsecured Fed Funds lines, and $1.0 billion brokered deposit capacity
  - Brokered deposit market continues to remain untapped
  - Accelerated payoff of term loan in 1Q24; borrowings reduced by approximately $30 million from 4Q23
  - No borrowings from FHLB as of 3/31/24

Robust Capital Foundation

- Capital ratios significantly in excess of well-capitalized minimums ($540+ million buffer)
- Total RBC of 17.9% and CET1 ratio of 13.4% at 3/31/24
- TCE/TA ratio of 8.12% at 3/31/24[2], up from 7.05% at 3/31/23
- TBV per share of $16.84 at 3/31/24[2], an increase of 11.2% from $15.14 at 3/31/23

[1] Capital calculated as Bank Tier 1 Capital + Allowance for credit losses | [2] Non-GAAP calculation, see Appendix | [3] Estimated uninsured & uncollateralized deposits consists of the excess of accounts over $250K FDIC insurance limit, less internal accounts and fully-collateralized accounts (including preferred deposits)

12 12Investor Highlights First Busey Corporation | Ticker: BUSE $118.4 $108.8 $109.2 $108.0 $109.7 $12.4 $10.3 $11.9 $11.7 $12.7 $5.3 $5.2 $5.2 $5.4 $5.7 $14.8 $14.6 $14.2 $13.7 $15.5 $85.9 $78.7 $77.8 $77.1 $75.8 27.4% 27.7% 28.7% 28.5% 30.9% Other Nonint. Inc. Sources FirsTech Wealth Net Interest Income Adj. Nonint. Inc. / Total Revenue 2023 Q1 2023 Q2 2023 Q3 2023 Q4 2024 Q1 Adjusted Noninterest Income / Total Revenue 2 4.05% 4.23% 4.40% 4.57% 4.62% 0.94% 1.42% 1.65% 1.88% 1.91% 3.13% 2.86% 2.80% 2.74% 2.79% 0.01% 0.02% 0.01% 0.01% 0.01% Earning Assets Cost of Funds NIM Accretion 2023 Q1 2023 Q2 2023 Q3 2023 Q4 2024 Q1 1 Tax-equivalent adjusted amounts; Non-GAAP | 2 Excludes net securities gains/losses and 1Q24 impact of gain on sale of portion of mortgage servicing rights | 3 Non-GAAP, see Appendix Net Interest Margin Trend 1 Compelling Financial Trends $ in millions $70.4 $69.2 $70.9 $75.0 $70.8 56.9% 60.9% 62.3% 63.0% 61.7% 55.6% 58.6% 60.2% 60.1% 62.3% Expenses ex-Acq. Acq./Restructuring Exp. Adj. Efficiency Ratio³ Adj. Core Efficiency Ratio³ 2023 Q1 2023 Q2 2023 Q3 2023 Q4 2024 Q1 $ in millions Expense Control ▪ NIM inflected higher in 1Q24, accelerating into 2Q24 ▪ Average cost of deposits at 1.76% during 1Q24, compared to 1.67% spot deposit cost at 3/31/24 ▪ Net new loan funding yield of 7.91% in 1Q24, up 51 basis points from 4Q23 ▪ Several actions taken to bolster margin to be fully realized in 2Q24 run rate ▪ M&M Bank Corp. acquisition closed 4/1/24 provides meaningful earnings accretion and lift to NIM ▪ Momentum in Wealth Management and FirsTech continue to support strong fee income performance ▪ LTM core adjusted expenses of $263.8 million up only +0.2% over $263.3 million in the prior 12-month period despite inflationary pressures $117.7 $106.7 $108.9 $108.7 $110.8 $11.7 $8.2 $11.6 $12.4 $13.8 $5.3 $5.2 $5.2 $5.4 $5.7 $14.8 $14.6 $14.2 $13.7 $15.5 $85.9 $78.7 $77.8 $77.1 $75.8 27.1% 26.3% 28.5% 29.0% 31.6% Other Nonint. Inc. Sources FirsTech Wealth Net Interest Income Nonint. Inc. / Total Revenue 2023 Q1 2023 Q2 2023 Q3 2023 Q4 2024 Q1

13 13Investor Highlights First Busey Corporation | Ticker: BUSE +6.3% to +31.2% +19.0% Trading at a Discount: Illustrative Sum-of-the-Parts Analysis 2023 Revenue: Margin: EBITDA Multiple Range1: Value Range: $108.1 11x - 13x $1,189 - $1,405 $1,430 to $1,766 $25.21 to $31.14 $1,346 $23.72 All $ in millions except per share $57.8 42.8% 7x - 10x $173 - $247 $22.8 3x - 5x $68 - $114 2023 Revenue: Revenue Multiple Range2: Value Range: 2023 Earnings3: Earnings Multiple Range4: Value Range: Sum-of-the-Parts Value Range Implied Market Cap Implied Price Per Share Current Market Cap5 Current Price Per Share 1 Range of 25th – 75th percentile of EV to FY23 EBITDA multiples as of 5/3/24 for the following public companies: AB, AMG, APAM, BSIG, FHI, GQG, RJF, SEIC, SF, VRTS 2 Range of 25th – 75th percentile of EV to FY23 revenue multiples as of 5/3/24 for the following public companies: ACIW, FLYW, GPN, IIIV, MQ, PAY, RPAY, WEX 3 Bank segment core net income after intercompany eliminations | 4 Range from current FY23 earnings multiple to implied forward earnings multiple based on median consensus estimates from covering analysts | 5 Market Data for BUSE updated to close on 5/3/2024, per Nasdaq Implied Upside Range Implied Upside Midpoint

14 14Investor Highlights First Busey Corporation | Ticker: BUSE This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, plans, objectives, future performance and business of First Busey Corporation (“Busey”). Forward-looking statements, which may be based upon beliefs, expectations and assumptions of Busey’s management and on information currently available to management, are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “intend,” “estimate,” “may,” “will,” “would,” “could,” “should” or other similar expressions. Additionally, all statements in this presentation, including forward-looking statements, speak only as of the date they are made, and Busey undertakes no obligation to update any statement in light of new information or future events. A number of factors, many of which are beyond Busey’s ability to control or predict, could cause actual results to differ materially from those in Busey’s forward-looking statements. These factors include, among others, the following: (1) the strength of the local, state, national, and international economy (including effects of inflationary pressures and supply chain constraints); (2) the economic impact of any future terrorist threats or attacks, widespread disease or pandemics, or other adverse external events that could cause economic deterioration or instability in credit markets (including Russia’s invasion of Ukraine and the Israeli-Palestinian conflict); (3) changes in state and federal laws, regulations, and governmental policies concerning Busey's general business (including changes in response to the failures of other banks or as a result of the upcoming 2024 presidential election); (4) changes in accounting policies and practices; (5) changes in interest rates and prepayment rates of Busey’s assets (including the impact of the significant rate increases by the Federal Reserve since 2022); (6) increased competition in the financial services sector (including from non-bank competitors such as credit unions and fintech companies) and the inability to attract new customers; (7) changes in technology and the ability to develop and maintain secure and reliable electronic systems; (8) the loss of key executives or associates; (9) changes in consumer spending; (10) unexpected results of acquisitions (including the acquisition of M&M); (11) unexpected outcomes of existing or new litigation, investigations, or inquiries involving Busey (including with respect to Busey’s Illinois franchise taxes); (12) fluctuations in the value of securities held in Busey’s securities portfolio; (13) concentrations within Busey’s loan portfolio, large loans to certain borrowers, and large deposits from certain clients; (14) the concentration of large deposits from certain clients who have balances above current FDIC insurance limits and may withdraw deposits to diversify their exposure; (15) the level of non-performing assets on Busey’s balance sheets; (16) interruptions involving information technology and communications systems or third-party servicers; (17) breaches or failures of information security controls or cybersecurity-related incidents; and (18) the economic impact of exceptional weather occurrences such as tornadoes, hurricanes, floods, blizzards, and droughts. These risks and uncertainties should be considered in evaluating forward- looking statements and undue reliance should not be placed on such statements. Additional information concerning Busey and its business, including additional factors that could materially affect its financial results, is included in Busey’s filings with the Securities and Exchange Commission (“SEC”). Forward-Looking Statements and Non-GAAP Financial Information Special Note Concerning Forward-Looking Statements This presentation contains certain financial information determined by methods other than U.S. Generally Accepted Accounting Principles (“GAAP”). Management uses these non-GAAP measures, together with the related GAAP measures, in analysis of Busey’s performance and in making business decisions, as well as for comparison to Busey’s peers. Busey believes the adjusted measures are useful for investors and management to understand the effects of certain non-core and non-recurring noninterest items and provide additional perspective on Busey’s performance over time. Below is a reconciliation to what management believes to be the most directly comparable GAAP financial measures—specifically, net interest income, total noninterest income, net security gains and losses, and total noninterest expense in the case of pre-provision net revenue, adjusted pre-provision net revenue, pre-provision net revenue to average assets, and adjusted pre-provision net revenue to average assets; net income in the case of adjusted net income, adjusted diluted earnings per share, adjusted return on average assets, average tangible common equity, return on average tangible common equity, adjusted return on average tangible common equity; net income and net security gains and losses in the case of further adjusted net income and further adjusted diluted earnings per share; net interest income in the case of adjusted net interest income and adjusted net interest margin; net interest income, total noninterest income, and total noninterest expense in the case of adjusted noninterest income, adjusted noninterest expense, noninterest expense excluding non-operating adjustments, adjusted core expense, efficiency ratio, adjusted efficiency ratio, and adjusted core efficiency ratio; total assets and goodwill and other intangible assets in the case of tangible assets; total stockholders’ equity in the case of tangible book value per common share; total assets and total stockholders’ equity in the case of tangible common equity and tangible common equity to tangible assets; and total deposits in the case of core deposits and core deposits to total deposits—appears in the appendix of this presentation. These non-GAAP disclosures have inherent limitations and are not audited. They should not be considered in isolation or as a substitute for operating results reported in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Tax effected numbers included in these non-GAAP disclosures are based on estimated statutory rates or effective rates as appropriate. Non-GAAP Financial Information

Appendix

16 16Investor Highlights First Busey Corporation | Ticker: BUSE Pre-Provision Net Revenue, Adjusted Pre-Provision Net Revenue, Pre-Provision Net Revenue to Average Assets, and Adjusted Pre-Provision Net Revenue to Average Assets (dollars in thousands) Three Months Ended March 31, 2024 December 31, 2023 March 31, 2023 PRE-PROVISION NET REVENUE  Net interest income $ 75,767 $ 77,133 $ 85,857 Total noninterest income 35,000 31,516 31,848 Net security (gains) losses 6,375 (761) 616 Total noninterest expense (70,769) (74,979) (70,403) Pre-provision net revenue 46,373 32,909 47,918 Non-GAAP adjustments: Acquisition and other restructuring expenses 408 4,237 — Provision for unfunded commitments (678) 818 (635) Amortization of New Markets Tax Credits — 2,259 2,221 Gain on sale of mortgage service rights (7,465) — — Adjusted pre-provision net revenue $ 38,638 $ 40,223 $ 49,504 Pre-provision net revenue, annualized [a] $ 186,511 $ 130,563 $ 194,334 Adjusted pre-provision net revenue, annualized [b] 155,401 159,580 200,766 Average total assets [c] 12,024,208 12,308,491 12,263,718 Reported: Pre-provision net revenue to average assets1 [a÷c] 1.55% 1.06% 1.58 % Adjusted: Pre-provision net revenue to average assets1 [b÷c] 1.29% 1.30% 1.64% ___________________________________________ 1. Annualized measure. Non-GAAP Financial Information (Unaudited)

Investor Highlights | First Busey Corporation | Ticker: BUSE | 17

Non-GAAP Financial Information *(Unaudited)*

Adjusted Net Income, Adjusted Diluted Earnings Per Share, Adjusted Return on Average Assets, Average Tangible Common Equity, Return on Average Tangible Common Equity, and Adjusted Return on Average Tangible Common Equity

(dollars in thousands, except per share amounts)

		Three Months Ended		
		March 31, 2024	December 31, 2023	March 31, 2023
NET INCOME ADJUSTED FOR NON-OPERATING ITEMS				
Net income	[a]	$ 26,225	$ 25,749	$ 36,786
Non-GAAP adjustments:				
Acquisition expenses:				
Salaries, wages, and employee benefits		—	—	—
Data processing		100	—	—
Professional fees, occupancy, furniture and fixtures, and other		185	266	—
Other restructuring expenses:				
Salaries, wages, and employee benefits		123	3,760	—
Professional fees, occupancy, furniture and fixtures, and other		—	211	—
Related tax benefit[1]		(102)	(863)	—
Adjusted net income	[b]	$ 26,531	$ 29,123	$ 36,786
DILUTED EARNINGS PER SHARE				
Diluted average common shares outstanding	[c]	56,406,500	56,333,033	56,179,606
Reported: Diluted earnings per share	[a÷c]	$ 0.46	$ 0.46	$ 0.65
Adjusted: Diluted earnings per share	[b÷c]	$ 0.47	$ 0.52	$ 0.65
RETURN ON AVERAGE ASSETS				
Net income, annualized	[d]	$ 105,476	$ 102,156	$ 149,188
Adjusted net income, annualized	[e]	106,707	115,542	149,188
Average total assets	[f]	12,024,208	12,308,491	12,263,718
Reported: Return on average assets[2]	[d÷f]	0.88 %	0.83 %	1.22 %
Adjusted: Return on average assets[2]	[e÷f]	0.89 %	0.94 %	1.22 %
RETURN ON AVERAGE TANGIBLE COMMON EQUITY				
Average common equity		$ 1,275,724	$ 1,202,417	$ 1,170,819
Average goodwill and other intangible assets, net		(353,014)	(355,469)	(363,354)
Average tangible common equity	[g]	$ 922,710	$ 846,948	$ 807,465
Reported: Return on average tangible common equity[2]	[d÷g]	11.43 %	12.06 %	18.48 %
Adjusted: Return on average tangible common equity[2]	[e÷g]	11.56 %	13.64 %	18.48 %

1. Tax benefits were calculated by multiplying acquisition expenses and other restructuring expenses by the effective tax rate for each period. Effective tax rates used in this calculation were 25.0% for the three months ended March 31, 2024, and 20.4% for the three months ended December 31, 2023.
2. Annualized measure.

Investor Highlights | First Busey Corporation | Ticker: BUSE 18

Non-GAAP Financial Information *(Unaudited)*

Further Adjusted Net Income and Further Adjusted Diluted Earnings Per Share

(dollars in thousands, except per share amounts)

		Three Months Ended March 31, 2024	Three Months Ended December 31, 2023	Three Months Ended March 31, 2023
Adjusted net income[1]	[a]	$ 26,531	$ 29,123	$ 36,786
Further non-GAAP adjustments:				
Net securities (gains) losses		6,375	(761)	616
Gain on sale of mortgage servicing rights		(7,465)	—	—
Tax effect for further non-GAAP adjustments[2]		272	171	(127)
Tax effected further non-GAAP adjustments[3]		(818)	(590)	489
Further adjusted net income[3]	[b]	$ 25,713	$ 28,533	$ 37,275
Diluted average common shares outstanding	[c]	56,406,500	56,333,033	56,179,606
Adjusted: Diluted earnings per share	[a÷c]	$ 0.47	$ 0.52	$ 0.65
Further Adjusted: Diluted earnings per share[3]	[b÷c]	$ 0.46	$ 0.51	$ 0.66

Adjusted Net Interest Income and Adjusted Net Interest Margin

(dollars in thousands)

		Three Months Ended March 31, 2024	Three Months Ended December 31, 2023	Three Months Ended March 31, 2023
Net interest income		$ 75,767	$ 77,133	$ 85,857
Non-GAAP adjustments:				
Tax-equivalent adjustment[1]		449	501	558
Tax-equivalent net interest income		76,216	77,634	86,415
Purchase accounting accretion related to business combinations		(204)	(384)	(403)
Adjusted net interest income		$ 76,012	$ 77,250	$ 86,012
Tax-equivalent net interest income, annualized	[a]	$ 306,539	$ 308,004	$ 350,461
Adjusted net interest income, annualized	[b]	305,719	306,481	348,826
Average interest-earning assets	[c]	10,999,903	11,229,326	11,180,562
Reported: Net interest margin[2]	[a÷c]	2.79 %	2.74 %	3.13 %
Adjusted: Net interest margin[2]	[b÷c]	2.78 %	2.73 %	3.12 %

1. Adjusted net income is a non-GAAP measure. See the table on the previous slide for a reconciliation to the nearest GAAP measure.
2. Tax effects for further non-GAAP adjustments were calculated by multiplying further non-GAAP adjustments by the effective income tax rates for the periods indicated. Effective tax rates were 25.0%, 22.5%, and 20.6% for the three months ended March 31, 2024, December 31, 2023, and March 31, 2023, respectively.
3. Tax-effected measure.

Investor Highlights | First Busey Corporation | Ticker: BUSE | 19

Non-GAAP Financial Information *(Unaudited)*

Adjusted Noninterest Income, Noninterest Expense Excluding Amortization of Intangible Assets, Adjusted Noninterest Expense, Adjusted Core Expense, Noninterest Expense Excluding Non-operating Adjustments, Efficiency Ratio, Adjusted Efficiency Ratio, and Adjusted Core Efficiency Ratio

(dollars in thousands)

		Three Months Ended		
		March 31, 2024	December 31, 2023	March 31, 2023
Net interest income		$ 75,767	$ 77,133	$ 85,857
Non-GAAP adjustments:				
Tax-equivalent adjustment[1]		449	501	558
Tax-equivalent net interest income	[a]	76,216	77,634	86,415
Total noninterest income		35,000	31,516	31,848
Non-GAAP adjustments:				
Net security (gains) losses		6,375	(761)	616
Noninterest income excluding net securities gains and losses	[b]	41,375	30,755	32,464
Further adjustments:				
Gain on sale of mortgage servicing rights		(7,465)	—	—
Adjusted noninterest income	[c]	$ 33,910	$ 30,755	$ 32,464
Tax-equivalent revenue	[d = a+b]	$ 117,591	$ 108,389	$ 118,879
Adjusted tax-equivalent revenue	[e = a+c]	$ 110,126	$ 108,389	$ 118,879
Total noninterest expense		$ 70,769	$ 74,979	$ 70,403
Non-GAAP adjustments:				
Amortization of intangible assets	[f]	(2,409)	(2,479)	(2,729)
Noninterest expense excluding amortization of intangible assets	[g]	68,360	72,500	67,674
Non-operating adjustments:				
Salaries, wages, and employee benefits		(123)	(3,760)	—
Data processing		(100)	—	—
Professional fees, occupancy, furniture and fixtures, and other		(185)	(477)	—
Adjusted noninterest expense	[h]	67,952	68,263	67,674
Provision for unfunded commitments		678	(818)	635
Amortization of New Markets Tax Credits		—	(2,259)	(2,221)
Adjusted core expense	[i]	$ 68,630	$ 65,186	$ 66,088
Noninterest expense, excluding non-operating adjustments	[h-f]	$ 70,361	$ 70,742	$ 70,403
Reported: Efficiency ratio	[g÷d]	58.13 %	66.89 %	56.93 %
Adjusted: Efficiency ratio	[h÷e]	61.70 %	62.98 %	56.93 %
Adjusted: Core efficiency ratio	[i÷e]	62.32 %	60.14 %	55.59 %

1. Tax-equivalent adjustments were calculated using an estimated federal income tax rate of 21%, applied to non-taxable interest income on investments and loans.

20 20Investor Highlights First Busey Corporation | Ticker: BUSE Tangible Book Value and Tangible Book Value Per Common Share (dollars in thousands, except per share amounts) As of March 31, 2024 December 31, 2023 March 31, 2023 Total stockholders' equity $ 1,282,651 $ 1,271,981 $ 1,198,558 Goodwill and other intangible assets, net (351,455) (353,864) (361,567) Tangible book value [a] $ 931,196 $ 918,117 $ 836,991 Ending number of common shares outstanding [b] 55,300,008 55,244,119 55,294,455 Tangible book value per common share [a÷b] $ 16.84 $ 16.62 $ 15.14 Tangible Assets, Tangible Common Equity, and Tangible Common Equity to Tangible Assets (dollars in thousands) As of March 31, 2024 December 31, 2023 March 31, 2023 Total assets $ 11,887,458 $ 12,283,415 $ 12,344,555 Non-GAAP adjustments: Goodwill and other intangible assets, net (351,455) (353,864) (361,567) Tax effect of other intangible assets1 6,434 6,888 8,335 Tangible assets2 [a] $ 11,542,437 $ 11,936,439 $ 11,991,323 Total stockholders' equity $ 1,282,651 $ 1,271,981 $ 1,198,558 Non-GAAP adjustments: Goodwill and other intangible assets, net (351,455) (353,864) (361,567) Tax effect of other intangible assets1 6,434 6,888 8,335 Tangible common equity2 [b] $ 937,630 $ 925,005 $ 845,326 Tangible common equity to tangible assets2 [b÷a] 8.12% 7.75% 7.05% ___________________________________________ 1. Net of estimated deferred tax liability, calculated using the estimated statutory tax rate of 28%. 2. Tax-effected measure. Non-GAAP Financial Information (Unaudited)

21 21Investor Highlights First Busey Corporation | Ticker: BUSE Core Deposits, Core Deposits to Total Deposits, and Portfolio Loans to Core Deposits (dollars in thousands) As of March 31, 2024 December 31, 2023 March 31, 2023 Portfolio loans [a] $ 7,588,077 $ 7,651,034 $ 7,783,808 Total deposits [b] $ 9,960,191 $ 10,291,156 $ 9,801,169 Non-GAAP adjustments: Brokered transaction accounts (6,001) (6,001) (6,005) Time deposits of $250,000 or more (326,795) (386,286) (200,898) Core deposits [c] $ 9,627,395 $ 9,898,869 $ 9,594,266 RATIOS Core deposits to total deposits [c÷b] 96.66% 96.19% 97.89 % Portfolio loans to core deposits [a÷c] 78.82% 77.29% 81.13 % Non-GAAP Financial Information (Unaudited)